SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 21, 2002



                               GRAPHON CORPORATION
             (Exact name of Registrant as specified in its charter)



        Delaware                    0-21683                    13-3899021
(State of incorporation)     (Commission File No.)           (IRS Employer
                                                        Identification Number)



               400 Cochrane Circle, Morgan Hills, California 95037
                    (Address of principal executive offices)


                  Registrant's telephone number: (408) 201-7100

ITEM 5.  OTHER EVENTS

     On August 21, 2002, we announced that we had entered into an agreement to acquire three privately-held, affiliated entities in the telecommunications industry. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements - None

(b)      Pro Forma Financial Information - None

(c)      Exhibits:

    EXHIBIT NO.                           DESCRIPTION

        99.1                  Press Release dated August 21, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   August 21, 2002           GRAPHON CORPORATION
                                   (Registrant)

                                   By:       /s/William Swain
                                             ------------------------------
                                             William Swain
                                             Chief Financial Officer